Ticker: MRIC

Investor Presentation

May 2012


CLEARPOINT
KNOB ROTATION
X
Y
PITCH
ROLL

Forward-Looking Statements

Certain matters in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements often can be identified by words such as "anticipates," "believes," "could," "estimates," "expects," "intends," "may," "plans," "potential," "predicts," "projects," "should," "will," "would," or the negative of these words or other words of similar meaning. Forward-looking statements by their nature address matters that, to different degrees, are uncertain and involve risk. Uncertainties and risks may cause MRI Interventions' actual results and the timing of events to differ materially from those expressed in or implied by MRI Interventions' forward-looking statements. For MRI Interventions, particular uncertainties and risks include, among others: demand and market acceptance of its products; its ability to successfully complete the development of, and to obtain regulatory clearance or approval for, future products, including its current product candidates; availability of third party reimbursement; the sufficiency of its cash resources to maintain planned commercialization efforts and research and development programs; future actions of the FDA or any other regulatory body that could impact product development, manufacturing or sale; its ability to protect and enforce its intellectual property rights; its dependence on collaboration partners; the retention of its sales representatives and independent distributor; the impact of competitive products and pricing; and the impact of the commercial and credit environment on it and its customers and suppliers. More detailed information on these and additional factors that could affect MRI Interventions' actual results are described in MRI Interventions' filings with the Securities and Exchange Commission, including, without limitation, the quarterly report on Form 10-Q for the quarterly period ended March 31, 2012. Except as required by law, MRI Interventions undertakes no obligation to publicly update or revise any forward-looking statements contained in this presentation to reflect any change in MRI Interventions' expectations or any change in events, conditions or circumstances on which any such statements are based.

MRI Interventions, Inc. (MRIC)

Creating MRI-based interventional platforms
for the next generation of minimally invasive surgical procedures.

OPPORTUNITY HIGHLIGHTS

- ClearPoint® Neuro Intervention System, first-to-market platform, allows neurosurgeons to see inside the patient's brain during a procedure.
- Targeting 2.2 million late-stage neuro disease patients.
- ClearPoint is now installed in 15 prominent U.S. neurosurgery centers, and growing.
- ClearPoint has generated $1.5M since commercial roll-out, and growing.
- MRIC is developing a second platform, ClearTrace™ System, for MRI-guided minimally invasive surgical procedures in the heart.

Minimally Invasive Procedures: A Revolution Driven by Imaging

Imaging Modality	Resulting Minimally Invasive Platform
Optics	**Endoscopy Procedures** Revolutionized Orthopedic Surgery 1.2 Million Procedures / Year
X-ray / Fluoroscopy	**Cardiac Cath Procedures** Revolutionized Cardiothoracic Surgery 1.5 Million Procedures / Year
Magnetic Resonance Imaging (MRI)	**MRI-guided Neuro Procedures** Revolutionizing Minimally Invasive Neurosurgery *ClearPoint Neuro Intervention System*

Visualization is the Fundamental Building Block

Keystone for minimally invasive procedures is **intra-procedural visualization.** This capability wasn't available for neurosurgery until ClearPoint.

Conventional Procedure
Surgeon sees the outside of the patient's head during the procedure



ClearPoint Platform
Provides detailed visualization, inside the brain, during the procedure



ClearPoint: MRI-guided Neuro Intervention System

First-to-Market
FDA-Cleared, CE-Marked
Built on the Imaging Power of MRI

Enables Surgeons to:

- See inside the brain during procedures in real-time.
- Reach very small neuro targets, deep within the brain, with millimetric precision.
- Observe and assess therapies as they are being delivered.



Support from Clinicians, Industry, and Academics

Leading industry partners, academic institutions, and clinicians support MRIC technology and its application across multiple specialties.

INDUSTRY PARTNERS

SIEMENS
BrainLAB
Boston Scientific

UNIVERSITY RESEARCH

UCSF
THE UNIVERSITY OF UTAH
JOHNS HOPKINS MEDICINE

SYSTEM COMPATABILITY

PHILIPS
SIEMENS
BrainSUITE
IMRIS
GE Healthcare

CLINICIAN ADVISORS



Dr. Philip Starr
UCSF



Dr. Paul Larson
UCSF & VA



Dr. Ali Rezai
Ohio State Univ



Dr. Russ Lonser
Nat Inst. of Health



Dr. Krys Bankiewicz
Bankiewicz Lab, UCSF



Dr. Nassir Marrouche
Univ of Utah

ClearPoint® Neuro Intervention System

OVERVIEW

- ClearPoint procedures are performed in a hospital's existing MRI suite (diagnostic or intraoperative). There are over 4,500 such scanners in hospitals throughout the U.S.
- ClearPoint is an integrated platform of reusable hardware, software, and disposables components.
- With ClearPoint, a neurosurgeon can deliver therapies to treat a wide range of neurological diseases and disorders







ClearPoint Procedure Overview

Standard MRI Suite


CLEARPOINT

ClearPoint Workstation Monitor

Standard Diagnostic MRI Scanner

ClearPoint Imaging Coil and Fixation Frame

ClearPoint Procedure Cont.







Target Selection & Entry Planning


ENTRY PLANNING
MRI
INTERVENTIONS

ClearPoint Procedure Cont.

SmartFrame Trajectory Guide



SmartFrame Hand Controller



Trajectory Alignment & Device Insertion


MRI

ClearPoint Procedure Cont.



Start
Entry
Target
Insert
Admin
Next
Left STN
Trajectory Coronal
Trajectory Sagittal
H
Left Bottom Cannula
Left STN
Coronal
Sagittal



ClearPoint: A Breakthrough Platform for Minimally Invasive Neurosurgery
…Now the Neurosurgeon can See

The ClearPoint Difference

Conventional Procedure	ClearPoint Procedure
No direct visualization, Performed in an operating room	Direct, high resolution visualization, Performed in an MRI Suite
Patient often must be awake for their own brain surgery	Patient under general anesthesia
Long procedures – up to 8 hours	Short procedures – 3 hours or less
Complex procedure, requires extensive training	Simple procedure, brief training
Requires specialized neurosurgeon - 300 in US	Not limited to specialized neurosurgeons - 3500 neurosurgeons in US
Poor economics for hospital and physician	Attractive economics for hospital and physician

ClearPoint Economics

BUSINESS MODEL – RAZOR / RAZORBLADE

- ClearPoint Hardware/Software: $180,000 ASP (paid upfront or over time).
- ClearPoint Disposables: $7,300 ASP per procedure with strong margins.
- Generate recurring revenue from the sale of disposables.
- Procedures covered by existing reimbursement codes.
- Single system accommodates multiple applications.

ATTRACTIVE ECONOMICS

- For Hospitals: increases revenue, improves efficiency, and utilizes existing infrastructure.
- For Surgeons: decreases procedure time and increases revenues generated per hour.

Market Opportunity for Minimally Invasive Neurosurgery

Addressable Patient Population			Therapeutic Approaches		
Indications	**Patient Population**	**Treatment Resistant Addressable Market**	**Deep Brain Stimulation**	**Direct Drug Delivery**	**Focal Ablation**
Parkinson's Disease	1,500,000	150,000	Today	In trials	Today
Epilepsy	2,300,000	250,000	In trials	In trials	Today
Brain Tumor	200,000	10,000	N/A	In trials	Today
OCD	3,300,000	100,000	Today	In trials	Today
Major Depression	6,000,000	1,200,000	In trials	Future	Today
Dystonia	250,000	25,000	Today	N/A	Today
Alzheimer's	5,400,000	500,000	Early trials	Early trials	N/A
Huntington's	30,000	30,000	N/A	Early trials	N/A

2.2 million, and growing…

All can be delivered in a minimally invasive procedure

ClearPoint Adoption

CURRENT INSTALLED BASE



UW Health
University of Wisconsin Hospital and Clinics
UPMC
LIFE CHANGING MEDICINE
New Haven
UCSF Medical Center
Henry Ford Health System
Memorial Sloan-Kettering Cancer Center
HackensackUMC
Where medicine meets innovation
Cleveland
Baltimore
University of Utah Health Care
Cincinnati Children's Hospital Medical Center
National Institutes of Health
The University of Texas MD Anderson Cancer Center
Making Cancer History
Emory Healthcare
Methodist The Methodist Hospital

Plus, 1st site in Europe - Warsaw

Neurosurgeon Comments on ClearPoint

The ClearPoint System "represents a major step forward in our ability to treat complex neurological diseases."

Dr. Karl Sillay, Director of Adult Functional and Stereotactic Neurological Surgery at the University of Wisconsin, quoted in UW Health News, May 24, 2011

"Yesterday's [ClearPoint case] was 2 hours and 45 minutes, compared to about 6 hours for the standard approach," …some can take 12 hours…

"…the interventional MR approach allows the surgery to be done with a single brain penetration per side, so it's less invasive."

"They want a simple, accurate and fast solution and the new system makes that possible."

Dr. Philip Starr, Professor of Neurological Surgery, Dolores Cakebread Endowed Chair in Neurological Surgery, UC San Francisco, quoted in UCSF News Feb 3, 2011


Dr. Paul Larson
Neurosurgeon
UC San Francisco

Dr. Paul Larson, Neurosurgeon, UCSF Comments on ClearPoint

Drs. Sillay, Starr and Larson have no equity interest in the Company and they are not consultants to the Company

ClearPoint Market Opportunity

HIGHLIGHTS

- First-to-market in U.S. and Europe
- Strong support from leading clinicians
- Growing ClearPoint market awareness

- 4,500 MRI scanners in U.S. hospitals
- 3,500 neurosurgeons in U.S.
- 2.2 million late stage neuro patients

- Strong IP position in MRI-guided interventions with 60+ issued patents and 110+ patent applications



Cutting-Edge Interventional MRI System Transforms Brain Surgery for Parkinson's Patients
PEERING INSIDE
EE BRAINS
EXCLUSIVE RANKINGS
U.S.News
BEST HOS
Stimulating the Brain
OPERATIVE
NEUROSURGERY

Our Next Platform in Development

ClearTrace™ Cardiac Intervention System for minimally invasive surgical procedures in the heart.

Intra-procedural Visualization: Current Procedure vs. ClearTrace

Current Procedure



ClearTrace System



CAUTION: Investigational device. Limited by federal law to investigational use.

Personnel and Infrastructure

Research, development, manufacturing, and fulfillment takes place in the Company's ISO-certified facility in Irvine, CA

PERSONNEL

- 20 Employees
- 15+ years average med device experience

INFRASTRUCTURE

- Product development and prototyping performed in-house
- Product assembly in-house
- Full quality system; ISO 13485 certified
- Sales, order processing, and distribution in-house





Financial Highlights

MRIC is a commercial stage company, anticipating strong growth from its ClearPoint product line in 2012 and beyond. $60M has been invested in MRIC, primarily research and development, since inception in 1998.

FINANCIAL RESULTS

2010 Results

- Pre-Revenue
- $5.7M R&D spend
- $9.5M loss from operations

2011 Results

- $1.2M in product revenues
- $4.3M R&D spend
- $5.9M loss from operations

Near Term Growth Drivers

HIGHLIGHTS

- Growth in ClearPoint installations - driven by the hiring of additional sales and clinical support personnel, and positive PR from ClearPoint cases.
- Growth in ClearPoint procedures - driven by an expanding installed base, increased physician acceptance, and procedural experience.
- Co-distribution agreement with BrainLab, a leader in the image-guided surgery field, will drive both installations and systems use.
- Initial European ClearPoint sites now coming online.

Ticker: MRIC
MRI Interventions, Inc.
One Commerce Square, Suite 2550
Memphis, TN 38103

(901) 522-9300
info@mriinterventions.com

Descriptions of the Videos Included in this Presentation

This presentation includes three embedded videos. The following table provides the location of each video in the presentation and a description of each video:

Slide No.	Description
10 (right side)	This video depicts the target selection and entry planning portion of a ClearPoint procedure. The video shows an animation of a patient and the ClearPoint system in use, along with images from the ClearPoint software that show MRI scans used to select a target site , trajectory to target and entry point on the MRIC SmartGrid® matrix. This video is an excerpt of the ClearPoint system demonstration video available on MRI Interventions' website at www.mriinterventions.com/clearpoint/demonstration-video.
11 (right side)	This video depicts the trajectory alignment and device insertion portion of a ClearPoint procedure. The video shows an animation of a patient and the ClearPoint system in use, along with images from the ClearPoint software that show MRI scans used to align the MRIC SmartFrame® trajectory guide along a planned trajectory and then depicts the insertion of a device into the target neuro anatomy. This video is an excerpt of the ClearPoint system demonstration video available on MRI Interventions' website at www.mriinterventions.com/clearpoint/demonstration-video.
17	In this video, Dr. Paul Larson, a neurosurgeon at UCSF Medical Center, speaks about his experience with the ClearPoint system. The following is a transcript of Dr. Larson's remarks in the video: "It was tremendous. The system performed exactly to our expectations. The patient was asleep. The targeting in the software worked flawlessly. We were able to place electrodes with one penetration of the brain as opposed to two or three or four that we would have done in that patient with the traditional implantation." "It changes things pretty substantially. The scanner allows us to see where we're going, in real time. For surgeons, the procedure time gets cut down by a half or a third. And you have this immediate feedback. Is the electrode going to the right spot? From a patient standpoint there are tremendous advantages. You know, who would want to have an awake brain operation if you could be asleep for it?"

ClearPoint Neuro Intervention System

ClearPoint Draping in Preparation for a Case in a Diagnostic MRI Suite



ClearPoint Neuro Intervention System

Selected ClearPoint Disposable Components

